CHURCHILL DOWNS INCORPORATED
Recast Segment Operating Results
(unaudited)

	Three Months Ended				Year Ended December 31,
(in millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	2018	2017
Net revenue:
Churchill Downs	$2.0	$154.9	$10.8	$28.1	$195.8	$161.3
Online Wagering	63.2	93.7	71.8	61.5	290.2	255.6
Gaming	111.5	108.1	110.4	119.5	449.5	389.3
All Other	12.6	22.7	28.3	9.9	73.5	76.4
Total net revenue	189.3	379.4	221.3	219.0	1,009.0	882.6
Operating expense:
Churchill Downs	9.9	58.0	19.5	28.9	116.3	89.5
Online Wagering	44.0	59.4	49.2	43.5	196.1	170.2
Gaming	79.6	78.1	81.2	92.1	331.0	293.8
All Other	16.3	22.0	23.7	13.9	75.9	75.9
Selling, general and administrative expense	18.4	23.2	21.8	27.2	90.6	83.5
Impairment of tangible and other intangible assets	—	—	—	—	—	21.7
Transaction expense, net	1.4	2.1	5.4	1.4	10.3	2.3
Total operating expense	169.6	242.8	200.8	207.0	820.2	736.9
Operating income	$19.7	$136.6	$20.5	$12.0	$188.8	$145.7

NOTE: There were no changes to line items in our consolidated statements of comprehensive income below operating income for any annual or interim period.

CHURCHILL DOWNS INCORPORATED
Recast Segment Revenue
(unaudited)

	Three Months Ended				Year Ended December 31,
(in millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	2018	2017
Net revenue from external customers:
Churchill Downs:
Churchill Downs Racetrack	$2.0	$154.9	$8.5	$15.6	$181.0	$161.3
Derby City Gaming	—	—	2.3	12.5	14.8	—
Total Churchill Downs	2.0	154.9	10.8	28.1	195.8	161.3
Online Wagering:
TwinSpires	63.2	93.7	71.8	61.5	290.2	255.6
Online Sports Betting and iGaming	—	—	—	—	—	—
Total Online Wagering	63.2	93.7	71.8	61.5	290.2	255.6
Gaming:
Oxford	24.2	26.2	28.9	22.7	102.0	90.8
Riverwalk	14.4	13.6	12.8	13.7	54.5	48.2
Harlow’s	13.3	12.5	12.1	12.3	50.2	50.0
Calder	24.9	26.0	24.0	23.7	98.6	87.9
Fair Grounds and VSI	34.4	29.5	24.5	29.3	117.7	111.1
Ocean Downs	—	—	8.1	17.8	25.9	—
Presque Isle	—	—	—	—	—	—
Lady Luck Nemacolin	—	—	—	—	—	—
Saratoga	0.3	0.3	—	—	0.6	1.3
Total Gaming	111.5	108.1	110.4	119.5	449.5	389.3
All Other	12.6	22.7	28.3	9.9	73.5	76.4
Net revenue from external customers	$189.3	$379.4	$221.3	$219.0	$1,009.0	$882.6

	Three Months Ended				Year Ended December 31,
(in millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	2018	2017
Intercompany net revenue:
Churchill Downs	$0.3	$9.4	$1.0	$2.0	$12.7	$11.4
Online Wagering	0.4	0.4	0.3	0.2	1.3	1.1
Gaming	1.0	0.1	0.1	0.5	1.7	1.6
All Other	2.4	3.6	3.2	2.0	11.2	10.8
Eliminations	(4.1)	(13.5)	(4.6)	(4.7)	(26.9)	(24.9)
Intercompany net revenue	$—	$—	$—	$—	$—	$—

CHURCHILL DOWNS INCORPORATED
Recast Adjusted EBITDA by Segment
(unaudited)

	Year Ended December 31, 2018
(in millions)	Churchill Downs	Online Wagering	Gaming	Total Segments	All Other	Eliminations	Total
Net revenue	$208.5	$291.5	$451.2	$951.2	$84.7	$(26.9)	$1,009.0

Taxes & purses	(41.3)	(15.2)	(153.4)	(209.9)	(16.9)	—	(226.8)
Marketing & advertising	(5.7)	(6.0)	(15.5)	(27.2)	(1.2)	0.3	(28.1)
Salaries & benefits	(23.7)	(9.2)	(68.9)	(101.8)	(24.9)	—	(126.7)
Content expense	(2.2)	(152.0)	(4.1)	(158.3)	(8.4)	24.6	(142.1)
Selling, general & administrative expense	(5.3)	(5.9)	(18.6)	(29.8)	(42.0)	1.1	(70.7)
Other operating expense	(28.0)	(24.2)	(60.0)	(112.2)	(18.5)	0.9	(129.8)
Other income	0.1	—	43.3	43.4	0.6	—	44.0
Adjusted EBITDA	$102.4	$79.0	$174.0	$355.4	$(26.6)	$—	$328.8

	Year Ended December 31, 2017
(in millions)	Churchill Downs	Online Wagering	Gaming	Total Segments	All Other	Eliminations	Total
Net revenue	$172.7	$256.7	$390.9	$820.3	$87.2	$(24.9)	$882.6

Taxes & purses	(34.1)	(14.7)	(130.7)	(179.5)	(17.6)	—	(197.1)
Marketing & advertising	(2.7)	(8.2)	(13.0)	(23.9)	(1.3)	0.4	(24.8)
Salaries & benefits	(19.3)	(9.9)	(63.4)	(92.6)	(24.2)	—	(116.8)
Content expense	(2.4)	(125.0)	(4.0)	(131.4)	(8.8)	22.4	(117.8)
Selling, general & administrative expense	(4.0)	(6.9)	(17.1)	(28.0)	(39.7)	1.2	(66.5)
Other operating expense	(21.3)	(22.1)	(56.1)	(99.5)	(18.3)	0.9	(116.9)
Other income	0.1	—	42.0	42.1	1.4	—	43.5
Adjusted EBITDA	$89.0	$69.9	$148.6	$307.5	$(21.3)	$—	$286.2

CHURCHILL DOWNS INCORPORATED
Recast Adjusted EBITDA by Segment
(unaudited)

	Three Months Ended March 31, 2018
(in millions)	Churchill Downs	Online Wagering	Gaming	Total Segments	All Other	Eliminations	Total
Net revenue	$2.3	$63.6	$112.5	$178.4	$15.0	$(4.1)	$189.3

Taxes & purses	(0.7)	(3.4)	(38.0)	(42.1)	(4.0)	—	(46.1)
Marketing & advertising	(0.3)	(0.8)	(3.6)	(4.7)	(0.1)	0.1	(4.7)
Salaries & benefits	(3.1)	(2.1)	(16.9)	(22.1)	(5.3)	—	(27.4)
Content expense	(0.4)	(32.2)	(0.9)	(33.5)	(1.8)	3.3	(32.0)
Selling, general & administrative expense	(1.0)	(1.4)	(3.8)	(6.2)	(9.1)	0.3	(15.0)
Other operating expense	(2.8)	(5.8)	(13.7)	(22.3)	(3.9)	0.4	(25.8)
Other income	—	—	10.8	10.8	0.1	—	10.9
Adjusted EBITDA	$(6.0)	$17.9	$46.4	$58.3	$(9.1)	$—	$49.2

	Three Months Ended June 30, 2018
(in millions)	Churchill Downs	Online Wagering	Gaming	Total Segments	All Other	Eliminations	Total
Net revenue	$164.3	$94.1	$108.2	$366.6	$26.3	$(13.5)	$379.4

Taxes & purses	(27.3)	(4.6)	(35.5)	(67.4)	(5.0)	—	(72.4)
Marketing & advertising	(3.2)	(3.1)	(3.5)	(9.8)	(0.5)	0.1	(10.2)
Salaries & benefits	(9.7)	(2.4)	(15.6)	(27.7)	(7.2)	—	(34.9)
Content expense	(0.9)	(49.8)	(1.1)	(51.8)	(2.7)	12.8	(41.7)
Selling, general & administrative expense	(1.2)	(1.6)	(4.0)	(6.8)	(9.6)	0.4	(16.0)
Other operating expense	(14.2)	(8.2)	(15.7)	(38.1)	(5.2)	0.2	(43.1)
Other income	0.1	—	12.9	13.0	0.4	—	13.4
Adjusted EBITDA	$107.9	$24.4	$45.7	$178.0	$(3.5)	$—	$174.5

CHURCHILL DOWNS INCORPORATED
Recast Adjusted EBITDA by Segment
(unaudited)

	Three Months Ended September 30, 2018
(in millions)	Churchill Downs	Online Wagering	Gaming	Total Segments	All Other	Eliminations	Total
Net revenue	$11.8	$72.1	$110.5	$194.4	$31.5	$(4.6)	$221.3

Taxes & purses	(3.6)	(4.2)	(37.9)	(45.7)	(6.2)	—	(51.9)
Marketing & advertising	(0.6)	(0.6)	(3.6)	(4.8)	(0.6)	0.1	(5.3)
Salaries & benefits	(4.5)	(2.1)	(16.8)	(23.4)	(7.6)	—	(31.0)
Content expense	(0.5)	(37.3)	(0.9)	(38.7)	(2.0)	4.2	(36.5)
Selling, general & administrative expense	(0.8)	(1.4)	(4.5)	(6.7)	(10.0)	0.2	(16.5)
Other operating expense	(4.6)	(5.7)	(14.8)	(25.1)	(5.7)	0.1	(30.7)
Other income	—	—	12.7	12.7	—	—	12.7
Adjusted EBITDA	$(2.8)	$20.8	$44.7	$62.7	$(0.6)	$—	$62.1

	Three Months Ended December 31, 2018
(in millions)	Churchill Downs	Online Wagering	Gaming	Total Segments	All Other	Eliminations	Total
Net revenue	$30.1	$61.7	$120.0	$211.8	$11.9	$(4.7)	$219.0

Taxes & purses	(9.7)	(3.0)	(42.0)	(54.7)	(1.7)	—	(56.4)
Marketing & advertising	(1.6)	(1.5)	(4.8)	(7.9)	—	—	(7.9)
Salaries & benefits	(6.4)	(2.6)	(19.6)	(28.6)	(4.8)	—	(33.4)
Content expense	(0.4)	(32.7)	(1.2)	(34.3)	(1.9)	4.3	(31.9)
Selling, general & administrative expense	(2.3)	(1.5)	(6.3)	(10.1)	(13.3)	0.2	(23.2)
Other operating expense	(6.4)	(4.5)	(15.8)	(26.7)	(3.7)	0.2	(30.2)
Other income	—	—	6.9	6.9	0.1	—	7.0
Adjusted EBITDA	$3.3	$15.9	$37.2	$56.4	$(13.4)	$—	$43.0

CHURCHILL DOWNS INCORPORATED
Reconciliation of Comprehensive Income to Adjusted EBITDA
(unaudited)

	Three Months Ended				Year Ended December 31,
(in millions)	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	2018	2017
Comprehensive income	$182.4	$102.9	$56.5	$11.4	$353.2	$140.4
Foreign currency translation, net of tax	(0.6)	—	0.2	(0.2)	(0.6)	0.1
Net change in pension benefits, net of tax	0.2	0.2	(0.4)	0.2	0.2	—
Net income	182.0	103.1	56.3	11.4	352.8	140.5
Income from discontinued operations, net of tax	(167.9)	0.1	1.7	(4.1)	(170.2)	(18.1)
Income from continuing operations, net of tax	14.1	103.2	58.0	7.3	182.6	122.4
Additions:
Depreciation and amortization	13.8	15.3	16.7	17.8	63.6	56.0
Net interest expense	9.6	9.7	9.9	10.9	40.1	49.3
Loss on extinguishment of debt	—	—	—	—	—	20.7
Income tax provision	2.6	32.8	16.7	(0.8)	51.3	(19.9)
EBITDA	$40.1	$161.0	$101.3	$35.2	$337.6	$228.5

Adjustments to EBITDA:
Selling, general and administrative:
Stock-based compensation expense	$2.8	$6.4	$3.9	$4.6	17.7	$16.0
Other, net	—	—	0.2	(0.8)	(0.6)	0.5
Pre-opening expense	0.6	0.7	2.6	0.9	4.8	0.5
Other income, expense:
Interest, depreciation and amortization expense related to equity investments	4.3	4.3	3.6	1.7	13.9	16.7
Gain on Ocean Downs/Saratoga transaction	—	—	(54.9)	—	(54.9)	—
Transaction expense, net	1.4	2.1	5.4	1.4	10.3	2.3
Impairment of tangible and intangible assets	—	—	—	—	—	21.7
Total adjustments to EBITDA	9.1	13.5	(39.2)	7.8	(8.8)	57.7
Total Adjusted EBITDA	$49.2	$174.5	$62.1	$43.0	$328.8	$286.2

Adjusted EBITDA by segment:
Churchill Downs	$(6.0)	$107.9	$(3.0)	$3.4	$102.3	$89.0
Online Wagering	17.9	24.4	20.8	15.9	79.0	69.9
Gaming	46.4	45.7	44.9	37.1	174.1	148.6
Total Segments	58.3	178.0	62.7	56.4	355.4	307.5
All Other	(9.1)	(3.5)	(0.6)	(13.4)	(26.6)	(21.3)
Adjusted EBITDA	$49.2	$174.5	$62.1	$43.0	$328.8	$286.2